UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22801 St Clair Avenue

Cleveland, Ohio 44117

(Address of principal executive offices, with zip code)

(216) 481-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, without par value	LECO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2023, the Board of Directors (the “Board”) of Lincoln Electric Holdings, Inc. (the “Company”) increased its size from eleven to twelve members and elected Marc A. Howze to fill the resulting vacancy. Mr. Howze was also appointed to the Compensation and Executive Development and the Finance Committees of the Board. Mr. Howze serves as Senior Advisor, Officer of the Chairman, at Deere & Company, a global leader in the delivery of agricultural, turf, construction, and forestry equipment.

The Board has determined that Mr. Howze is independent under the listing standards of the Nasdaq Stock Market. There is no arrangement or understanding between Mr. Howze and any other persons pursuant to which Mr. Howze was elected as a Director.

As a non-employee, independent Director, Mr. Howze will receive compensation in the same manner as the Company’s other non-employee Directors, which compensation was previously disclosed in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 17, 2023. The initial restricted stock unit award is pro-rated based on length of service until the next regularly scheduled meeting where annual awards are granted, which will occur in December 2023. Mr. Howze received 107 restricted stock units under the Company’s Stock Plan for Non-Employee Directors in connection with his election to the Board.

The Company is entering into its standard indemnification agreement with Mr. Howze (the “Indemnification Agreement”). The form of the Indemnification Agreement is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 29, 2012 and is incorporated herein by reference. The Indemnification Agreement supplements the indemnification coverage afforded by the Company’s Amended and Restated Code of Regulations under Ohio law.

A copy of the Company’s press release announcing the election of Mr. Howze is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release announcing the election of Marc A. Howze to the Board, dated October 18, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: October 18, 2023	By:	/s/ Jennifer I. Ansberry
Jennifer I. Ansberry, Executive Vice President, General Counsel & Secretary